BB&T FUNDS
STERLING CAPITAL SMALL CAP VALUE FUND (the “Fund”)
SUPPLEMENT DATED NOVEMBER 7, 2007
TO THE FUND’S
STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2007
This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Statement of Additional Information (“SAI”) dated March 1, 2007:
DISCLOSURE OF PORTFOLIO HOLDINGS
Effective November 7, 2007, the disclosure under “Disclosure of Portfolio Holdings” on pages 34-35 of the SAI is deleted in its entirety and replaced with the following:
     The Fund has adopted its own polices and procedures governing when information regarding portfolio holdings may be made available to third parties. No earlier than ten calendar days after the end of a quarter, the Fund will make public on www.sterling-capital.com a complete schedule of the Fund’s holdings. Such information will be current as of the end of the most recent calendar quarter and will be available on www.sterling-capital.com until updated for the next applicable period.
     In addition, portfolio holdings information may be made available to third parties in the following circumstances:
— After it has been made public on www.sterling-capital.com or through a filing with the SEC;
— In marketing or other materials, provided that the information regarding portfolio holdings disclosed in the materials are at least fifteen (15) days old; or
— When (i) the Fund has a legitimate business purpose for doing so; (ii) the disclosure is in the best interests of the Fund and its shareholders*; and (iii) the recipients are subject to a confidentiality agreement, including a duty not to trade on the non-public information, or the Fund’s Chief Executive Officer or Chief Financial Officer has determined that the policies of the recipient are adequate to protect the information that is disclosed and the entity is subject to a duty of confidentiality under the federal securities laws. Such disclosures shall be authorized by the Fund’s Chief Executive Officer or Chief Financial Officer and shall be reported to the Boards of Trustees at their next scheduled meeting.

*	In determining whether disclosure is in the best interests of the Fund and its shareholders, the Fund’s Chief Executive Officer or Chief Financial Officer shall consider whether any potential conflicts exist between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, or its principal underwriter, on the other.
Disclosure to the Fund’s Service Providers
     The Fund may provide information to its service providers regarding the Fund’s portfolio holdings that have not been disclosed on www.sterling-capital.com or included in a filing with the SEC where relevant to duties to be performed for the Fund. Such service providers include, but are not limited to, fund accountants, administrators, sub-administrators, investment advisers, rating agencies, custodians, independent public accountants and attorneys. The Fund’s service providers are prohibited, by explicit agreement or by virtue of their duties to the Fund, from disclosing to other third parties material non-public information about the Fund’s portfolio holdings, trading strategies implemented or to be implemented, or pending transactions. In instances in which non-public information is disclosed to third parties, the entity receiving the non-public information is subject to a duty of confidentiality under the federal securities laws, including a duty not to trade on the non-public information.

The frequency with which information regarding the Fund’s portfolio holdings will be disclosed, as well as the lag time associated with such disclosure, will vary depending on such factors as the circumstances of the disclosure and the reason therefor.
Other than the arrangements discussed above, the Fund does not have in place any ongoing arrangements to provide information regarding portfolio holdings to any person. In no event shall portfolio holdings information be disclosed for compensation.
SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
WITH THE STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE.